UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund II

Reaves Select Research Fund

Annual Report **July 31, 2012**

Reaves Asset Management

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2012

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

SHAREHOLDERS’ LETTER

July 31, 2012

Dear Trustees:

During the fiscal year ended July 31, 2012, the Reaves Select Research Fund generated a return of 8.90%, net of fees, for the Institutional shares and 8.64% for the Class “A” shares. This compares to a 9.13% return for the S&P 500 Index and 19.28% return for the S&P 500 Utilities Sector Index. Much of the underperformance versus these indices was due to our exposure to the Energy sector.

We invest primarily in three sectors: Utilities, Energy and Telecom. While the discussion below tends to focus on higher level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows and dividends. The discussion below includes sector performance estimates for both share classes on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The utilities portfolio generated an internal rate of return of 20.36%. Our largest contributors to performance were American Water Works and Pinnacle West Capital, while our largest detractors were National Fuel Gas and AES.

For much of the period investors retreated from risk-seeking in favor of more stable investments as they sought refuge from global macroeconomic problems. Ten-year treasury yields fell, ending July at below 2%. Investor demand for relative safety and reduced global exposure amplified demand for domestic regulated utilities particularly those that showed the ability to grow their dividends. In addition, warm winter weather gave way to some extreme heat, especially towards the end of the period, which helped increase electric and gas consumption.

Given the very low interest-rate environment, we have been closely monitoring utility rate cases out of concern that some regulatory bodies would be tempted to reduce allowed Returns on Equity (“ROE”). So far, ROE’s have generally held the 10% level, which we consider quite positive.

Interestingly, the most acute evidence of investor sensitivity on the issue was the underperformance of our investment in ITC Holdings during the second

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

quarter. On May 3rd, the Federal Energy Regulatory Commission (“FERC”) ordered hearings regarding a complaint filed by a group led by the Massachusetts Attorney General which held that allowed returns for owners of electric transmission were too high. FERC had in the past dismissed such requests, so many viewed the order hearings as an indication that FERC was changing course and considering reducing allowed ROE’s. We took the opportunity to add to our investment at favorable prices.

We believe that the FERC acted to make a modest public gesture to those who filed the complaint. Our base case assumes that offsetting mechanisms — such as commodity price or inflation trackers — in the higher quality regulatory regimes, where we tend to invest, will more than compensate for any potential downside that could result from political or regulatory pressure to reduce headline ROEs. This should preserve shareholder income and allow utilities to grow.

Energy

The energy portfolio generated an internal rate of return of -12.76%. The largest positive contribution came from El Paso and Transocean while the largest negative contribution came from Baker Hughes and Schlumberger.

The price of underlying commodities were mostly weaker during the period which explains why companies with greater business stability, like El Paso and Enbridge, outperformed companies with greater commodity sensitivity. The price of West Texas Intermediate fell from $94.89 to $88.06 per barrel and was extremely volatile in the period. This volatility and lack of upward bias drove long-term investment capital to exit the sector. The decline reflected increased concern over European sovereign debt problems and evidence of slowing economic growth in China. In addition, Saudi Arabia aggressively increased production in anticipation of potential export restrictions out of Iran as a result of potential Organisation for Economic Co-operation and Development (“OECD”) sanctions. Weakness also resulted from rising production in North America, particularly out of the Bakken basin in North Dakota and Eagle Ford and Permian basins in Texas.

North American natural gas prices declined much more sharply than oil, largely due to shale-driven oversupply. However, prices appear to have bottomed in the second quarter as gas-directed rig activity fell to multi-year lows and electric utility demand grew.

We believe that production from shale basins like the Bakken is creating a new and lasting dynamic in the traditional flow of oil to consumption centers. Much of the new production is coming from areas that are far from refineries and

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

require additional pipeline infrastructure to be built. This development supports business conditions for pipeline companies such as Enbridge and also for companies with liquids transportation capabilities such as ONEOK, NiSource and Williams as long as oil prices remain high enough to sustain activity in these basins. Greater North American production should also prove a boon to refining companies that can use lower cost domestic oil as a feedstock and sell products like gasoline and diesel at international prices on global markets.

Telecom

The telecom portfolio generated an internal rate of return of 16.03%. The largest positive contribution came from AT&T and American Tower (which converted into a Real Estate Investment Trust (“REIT”), though we still consider it a part of the telecom universe for investment purposes) while the largest negative contribution was from Telefonica Brasil ADR.

The big wireless carriers such as AT&T and Verizon have done a good job strengthening their networks and better pricing their services to take advantage of increased data usage on mobile phones. Margins improved as average revenue per user increased, driven by over 20% annual data usage growth. Wireless margins were also helped by lower numbers of handset upgrades as many customers waited for the widely-anticipated iPhone5 launch in the second half of 2012. This resulted in lower device-related subsidy costs. In addition, AT&T, Verizon, and Sprint all seemed to take market share in post-paid subscribers from competitor T-Mobile.

On the wireline side, cable continued to dominate share gains in broadband subscribers. Comcast, a key holding, continued to add customers even during the seasonally-soft June quarter.

While our investment in Telefonica Brasil ADR was disappointing, we note that currency fluctuation accounted for more than half of the decline as the Brazilian Real depreciated 23% vs. the U.S. dollar. We think the fundamental story remains largely intact and believe that it is important from a portfolio efficiency and diversification standpoint to have some international exposure. The company’s wireless brand is gaining share at the high end of the market, which should lay the foundation for future growth. Synergies from its recent merger with fiber-rich Telecom de Sao Paulo should alleviate some of the operating cost pressure and provide new opportunities for bundled services.

Dividend

In June, 2012, the Fund raised the quarterly dividend rate from $0.03 per share to $0.04 per share for the Institutional shares and from $0.0255 per share to

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

$0.0346 per share for the Class “A” shares. We look to continue to raise the dividend as the underlying portfolio grows.

We appreciate the opportunity to serve you.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

The commentary on the previous pages represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

Growth of a $1,000,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2012*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Reaves Select Research Fund, Institutional Class	8.90%	13.69%	1.27%	6.52%
S&P 500 Index	9.13%	14.13%	1.13%	3.87%
S&P 500 Utilities Sector Index	19.28%	14.21%	4.24%	8.13%

*	Institutional Class Shares were offered beginning December 22, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2012*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Reaves Select Research Fund, Class A (without load)	8.64%	13.35%	1.00%	5.63%
Reaves Select Research Fund, Class A (with load)**	3.54%	11.51%	0.01%	4.92%
S&P 500 Index	9.13%	14.13%	1.13%	4.28%
S&P 500 Utilities Sector Index	19.28%	14.21%	4.24%	7.90%

*	Class A Shares were offered beginning March 30, 2005.
**	The maximum sales load is 4.75%. For a description of front-end sales charges, please see current prospectus.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2012

SECTOR WEIGHTINGS†: (Unaudited)

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.4%
	Shares	Value

CONSUMER DISCRETIONARY — 3.7%
Comcast, Cl A	66,900	$2,177,595

ELECTRIC UTILITIES — 24.2%
ITC Holdings	26,000	1,928,940
NextEra Energy	26,300	1,864,670
Northeast Utilities	55,840	2,226,899
NV Energy	83,800	1,532,702
Pinnacle West Capital	46,500	2,489,610
PPL	65,500	1,892,950
Southern	49,900	2,402,685

		14,338,456

ENERGY — 24.8%
Anadarko Petroleum	15,400	1,069,376
Cenovus Energy	39,200	1,195,992
Enbridge	44,400	1,814,184
EQT	15,700	885,480
Exxon Mobil	21,200	1,841,220
FMC Technologies *	24,600	1,109,952
MarkWest Energy Partners LP (A)	26,600	1,398,362
Occidental Petroleum	10,650	926,870
Schlumberger	21,300	1,517,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2012

COMMON STOCK — concluded
	Shares	Value

ENERGY — continued
Valero Energy	30,000	$825,000
Williams	66,400	2,110,856

		14,695,130

FINANCIALS — 3.4%
American Tower, Cl A REIT	28,200	2,039,142

GAS — 5.6%
ONEOK	39,000	1,735,890
South Jersey Industries	30,100	1,591,086

		3,326,976

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.0%
AES*	100,000	1,206,000

INDUSTRIALS — 1.7%
Union Pacific	8,100	993,141

MULTI-UTILITIES — 14.7%
CMS Energy	98,800	2,436,408
DTE Energy	28,650	1,758,250
NiSource	82,200	2,103,498
PG&E	51,800	2,391,088

		8,689,244

TELECOMMUNICATION SERVICES — 10.4%
AT&T	66,200	2,510,304
CenturyLink	57,550	2,390,627
Telefonica Brasil ADR	52,800	1,232,880

		6,133,811

WATER UTILITIES — 5.9%
American Water Works	58,300	2,113,375
Aqua America	54,600	1,399,944

		3,513,319

TOTAL COMMON STOCK (Cost $48,949,573)		57,112,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2012

SHORT-TERM INVESTMENT — 1.2%
	Shares	Value

SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (B) (Cost $680,520)	680,520	$680,520

TOTAL INVESTMENTS — 97.6% (Cost $49,630,093)		$57,793,334

Percentages are based on Net Assets of $59,225,718.
*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At July 31, 2012, the security amounted to $1,398,362 or 2.4% of net assets.
(B)	The rate shown is the 7-day effective yield as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JULY 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $49,630,093)	$57,793,334
Receivable for Investment Securities Sold	1,415,715
Dividends Receivable	118,014
Prepaid Expenses	10,244
Receivable from Investment Adviser	7,128

Total Assets	59,344,435

Liabilities:
Payable due to Investment Adviser	37,005
Audit Fees Payable	20,143
Printing Fees Payable	17,717
Payable due to Administrator	11,604
Payable due to Trustees	3,566
Chief Compliance Officer Fees Payable	2,984
Payable due to Distributor	897
Other Accrued Expenses	24,801

Total Liabilities	118,717

Net Assets	$59,225,718

Net Assets Consist of:
Paid-in-Capital	$56,177,304
Undistributed Net Investment Income	624,961
Accumulated Net Realized Loss on Investments	(5,739,788)
Net Unrealized Appreciation on Investments	8,163,241

Net Assets	$59,225,718

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($54,222,490 ÷ 5,966,290)	$9.09

Net Asset Value and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($5,003,228 ÷ 550,125)	$9.09

Maximum Offering Price Per Share — Class A Shares ($9.09 ÷ 95.25%)	$9.54

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH
FUND FOR THE YEAR
ENDED JULY 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,905,364
Less: Foreign Taxes Withheld	(46,323)

Total Investment Income	1,859,041

Expenses:
Investment Advisory Fees	414,276
Administration Fees	137,157
Trustees’ Fees	12,557
Distribution Fees(1)	9,199
Chief Compliance Officer Fees	8,552
Transfer Agent Fees	84,310
Legal Fees	48,628
Registration Fees	31,869
Printing Fees	24,767
Audit Fees	20,638
Custodian Fees	4,944
Insurance and Other Expenses	11,252

Total Expenses	808,149

Less: Investment Advisory Fees Waived	(80,856)
Less: Fees Paid Indirectly(2)	(35)

Net Expenses	727,258

Net Investment Income	1,131,783

Net Realized Gain on Investments	2,783,707
Net Change in Unrealized Appreciation (Depreciation) on Investments	868,905

Net Realized and Unrealized Gain on Investments	3,652,612

Net Increase in Net Assets Resulting from Operations	$4,784,395

(1)	Attributable to Class A Shares (formerly, Investor Class).
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income	$1,131,783	$1,147,696
Net Realized Gain on Investments	2,783,707	5,280,093
Net Change in Unrealized Appreciation (Depreciation) on Investments	868,905	6,230,655

Net Increase in Net Assets Resulting from Operations	4,784,395	12,658,444

Dividends and Distributions from:
Net Investment Income
Institutional Class	(1,054,598)	(772,200)
Class A Shares (formerly, Investor Class)	(62,499)	(33,857)

Total Dividends and Distributions	(1,117,097)	(806,057)

Capital Share Transactions(1)
Institutional Class
Issued	689,736	801,661
Reinvestment of Distributions	677,748	504,243
Redeemed	(2,651,995)	(9,364,122)

Net Institutional Class Capital Share Transactions	(1,284,511)	(8,058,218)

Class A Shares (formerly, Investor Class)
Issued	2,506,154	530,306
Reinvestment of Distributions	53,434	29,379
Redeemed	(465,898)	(1,060,865)

Net Class A Shares Capital Share Transactions	2,093,690	(501,180)

Net Increase/(Decrease) From Capital Share Transactions	809,179	(8,559,398)

Total Increase in Net Assets	4,476,477	3,292,989

Net Assets:
Beginning of Year	54,749,241	51,456,252

End of Year (including undistributed net investment income of $624,961 and $662,993, respectively)	$59,225,718	$54,749,241

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years Institutional Class
	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Year	$8.52	$6.83	$6.52	$10.96		$12.73

Income from Operations:
Net Investment Income(1)	0.17	0.17	0.16	0.19		0.30
Net Realized and Unrealized Gain/(Loss) on Investments	0.57	1.64	0.27	(3.45)		0.05 ^

Total from Operations	0.74	1.81	0.43	(3.26)		0.35

Dividends and Distributions from:
Net Investment Income	(0.17)	(0.12)	(0.12)	(0.19)		(0.29)
Net Realized Gains	—	—	—	(0.99)		(1.83)

Total Dividends and Distributions	(0.17)	(0.12)	(0.12)	(1.18)		(2.12)

Net Asset Value, End of Year	$9.09	$8.52	$6.83	$6.52		$10.96

Total Return†	8.90%††	26.62%††	6.58%††	(28.51	)%††	1.37%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$54,222	$52,123	$48,929	$50,394		$74,026
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%		1.15%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.44%	1.44%	1.42%	1.44%		1.15%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.13%	2.27%	2.87%		2.49%
Portfolio Turnover Rate	95%	84%	89%	72%		66%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years Class A Shares
	Year Ended July 31, 2012 ^	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Year	$8.52	$6.83	$6.53	$10.96		$12.74

Income from Operations:
Net Investment Income(1)	0.16	0.15	0.14	0.17		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.56	1.64	0.26	(3.44)		0.04 ^^

Total from Operations	0.72	1.79	0.40	(3.27)		0.31

Dividends and Distributions from:
Net Investment Income	(0.15)	(0.10)	(0.10)	(0.17)		(0.26)
Net Realized Gains	—	—	—	(0.99)		(1.83)

Total Dividends and Distributions	(0.15)	(0.10)	(0.10)	(1.16)		(2.09)

Net Asset Value, End of Year	$9.09	$8.52	$6.83	$6.53		$10.96

Total Return†	8.64%††	26.31%††	6.14%††	(28.60	)%††	1.05%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,003	$2,626	$2,527	$2,699		$5,376
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55%	1.55%	1.55%	1.55%		1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.69%	1.69%	1.67%	1.68%		1.40%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.87%	2.03%	2.53%		2.19%
Portfolio Turnover Rate	95%	84%	89%	72%		66%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Select Research Fund were reclassified as Class A Shares.
^^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Fund shares in relation to the fluctuating market value of investments of the Fund.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty three funds. The financial statements herein are those of the Reaves Select Research Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

Effective September 12, 2011, all existing Investor Class Shares of the Fund were reclassified as Class A Shares. The Fund is registered to offer Institutional and Class A Shares.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. “GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
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used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.

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•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Effective February 1, 2012, the Fund adopted, Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

For the year ended July 31, 2012, there have been no changes to the Fund’s fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of July 31, 2012, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in

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the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.04 minimum quarterly distribution. Prior to June 2012, the Fund’s Institutional Class had a policy of a $0.03 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

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3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $300 million of the Fund’s average daily net assets; 0.08% on the next $200 million of the Fund’s average daily net assets; and 0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual fee of $125,000. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2012, the Fund earned credits of $35, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

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U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of July 31, 2012, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $63,992, expiring in 2013, $74,920, expiring in 2014, and $80,856, expiring in 2015.

6.	Share Transactions:

	Year Ended July 31, 2012	Year Ended July 31, 2011
Share Transactions:
Institutional Class
Issued	83,003	101,779
Reinvestment of Distributions	80,115	62,998
Redeemed	(315,783)	(1,210,633)

Net Institutional Class Capital Share Transactions	(152,665)	(1,045,856)

Class A Shares (formerly Investor Class)
Issued	290,455	67,406
Reinvestment of Distributions	6,254	3,687
Redeemed	(54,729)	(132,732)

Net Class A Capital Share Transactions	241,980	(61,639)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	89,315	(1,107,495)

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7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2012 were $50,848,055 and $51,023,404, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to partnership adjustments have been reclassified to (from) the following accounts:

Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$(52,718)	$52,861	$(143)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$1,117,097	$—	$1,117,097
2011	806,057	—	806,057

As of July 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$624,961
Capital Loss Carryforwards, expiring July 2018	(4,456,847)
Post-October Losses	(1,300,578)
Unrealized Appreciation	8,180,878

Total Distributable Earnings	$3,048,414

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Post-October capital losses represent capital losses realized on investment transactions from November 1, 2011 through July 31, 2012, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. During the fiscal year ended July 31, 2012, the Fund utilized $3,972,418 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2012 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$49,612,456	$8,937,341	$(756,463)	$8,180,878

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At July 31, 2012, 12% of total Institutional Class shares outstanding and 42% of total Class A shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

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In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Event:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Select Research Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reaves Select Research Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Select Research Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2012

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 — January 2007).
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs.old	Vice President and Assistant Secretary (since 2012)	Attorney — SEI Investments Company
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Other Directorships Held by Trustee

None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/2012	Ending Account Value 7/31/2012	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,061.80	1.30%	$6.66
Class A	1,000.00	1,059.40	1.55	7.94
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.40	1.30%	$6.52
Class A	1,000.00	1,017.16	1.55	7.77
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2012 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Corporate Total Distributions	Qualifying for Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividends (4)
0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.
(4)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Reaves Select Research Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$444,500	$3,062	N/A	$367,400	$1,853	N/A

(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A

(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A

(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act
(17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8 , 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: October 8, 2012